STOCKHOLDER AGREEMENT

     THIS   STOCKHOLDER   AGREEMENT,   dated  as  of  October   13,  2003  (this
"Agreement"), by and between Galaxy Nutritional Foods, Inc., a Delaware corporation (the "Company"), and Morini Investments Limited Partnership, a Delaware limited liability partnership (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, Angelo S. Morini, the beneficial owner of the Holder, and the Company entered into that certain Loan Agreement dated as of June 15, 1999 (the "Loan Agreement"), whereby Angelo S. Morini delivered to the Company a promissory note in the principal amount of $12,772,200 (the "Note"); and

     WHEREAS, pursuant to the terms of the Loan Agreement and as security for the indebtedness evidenced by the Note (the "Indebtedness"), the Holder and the Company entered into that certain Stock Pledge Agreement dated as of June 15, 1999, as amended by that certain First Amendment to Loan Agreement and Stock Pledge Agreement (the "Pledge Agreement"), whereby the Holder pledged 2,914,286 shares of the Company's common stock, $0.01 par value per share (the "Subject Shares"); and

     WHEREAS, the Company and Angelo S. Morini desire to enter into an Amended and Restated Employment Agreement to be dated as of the date hereof (the "Employment Agreement"); and

     WHEREAS, as a condition of its entering into the Employment Agreement, the Company has requested that the Holder agree, and the Holder has agreed, among other things, to vote the Subject Shares and to grant the Chairman of the Board of Directors of the Company, or his designee, an irrevocable proxy to vote the Subject Shares upon the terms and subject to the conditions set forth herein.

     NOW,   THEREFORE,   in   consideration  of  the  premises  and  the  mutual
representations, agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.   Agreement to Vote Shares.
          ------------------------

          (a) The Holder agrees that, prior to the Expiration Date (as defined in Section 5), at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting, in which in any case a "Hostile Takeover" (as defined below) is being considered or voted on, the Holder shall cause the Subject Shares to be voted in the manner directed in writing by the Board of Directors. Prior to the Expiration Date, the Holder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the preceding sentence. The Holder may vote the Subject Shares on all other matters in its sole and absolute discretion. A "Hostile Takeover" shall mean the acquisition (which includes, without limitation, by merger, tender offer or otherwise), directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of any class of voting capital stock of the Company, which acquisition is not approved by the Company's Board of Directors.

          (b) No person executing this Agreement who is or becomes during the term hereof a director of the Company, or any successor thereof, makes any agreement or understanding herein in his or her capacity as such director. The Holder signs solely in its capacity as the owner of the Subject Shares.

     2. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Holder is delivering to the Company's Chairman of the Board a proxy with respect to the Subject Shares in the form attached hereto as Exhibit A, which shall be irrevocable to the full extent permitted by law.

     3. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company that:

          (a) this Agreement has been duly executed and delivered by the Holder and is the legal, valid and binding obligation of the Holder;

          (b) no consent of any governmental entity, beneficiary, co-trustee or other person or entity is necessary for the execution, delivery and performance of this Agreement by the Holder;

          (c)  the Holder owns the Subject Shares;

          (d) except as provided on Schedule I, the Holder has the present power and right to vote all of the Subject Shares; and

          (e) except as provided on Schedule I, the Holder has not (i) granted any power-of-attorney or other authorization, proxy or interest with respect to any of the Subject Shares, (ii) deposited any of the Subject Shares into a voting trust, or (iii) entered into any voting agreement or other arrangement with respect to any of the Subject Shares.

     4.   COVENANTS OF THE HOLDER. The Holder hereby agrees and covenants that:

          (a) during the period between the date hereof and the Expiration Date, any shares of capital stock of the Company (including, without limitation, the Company's common stock) that the Holder acquires by virtue of its beneficial ownership of the Subject Shares (including by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like) shall be considered Subject Shares and subject to each of the terms and conditions of this Agreement; and

          (b) during the period between the date hereof and the Expiration Date, Holder shall not cause or permit any Transfer, other than a Permitted Transfer (as those terms are defined below) of any of the Subject Shares to be effected to any person or entity unless each person or entity to which any of such Subject Shares, or any interest in any of such Subject Shares, is or may be transferred shall have: (i) executed a counterpart of this Stockholder

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

Agreement and proxy in the form attached hereto as Exhibit A; and (ii) agreed to hold such Subject Shares (or interest in such Subject Shares) subject to all terms and provisions of this Stockholder Agreement. A person or entity shall have been deemed to have effected a "Transfer" of such security if such person or entity directly or indirectly, (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security, or (ii) enters into an agreement or commitment contemplating the grant of an option with respect to or sale, pledge, encumbrance, transfer or disposition of such security or any interest therein. A "Permitted Transfer" shall mean a Transfer of all or any portion of the Subject Shares to an unaffiliated third party pursuant to an arm's length transaction (or in a transaction otherwise approved by the Company's Board of Directors); provided that, in each case, (x) such Transfer is not made in connection with a Hostile Takeover and (y) the gross proceeds of such Transfer are applied to the Indebtedness. Any Transfer made to SouthTrust Bank as a result of a default by the Company under its loan to SouthTrust Bank secured by 1,000,000 shares of the Subject Shares shall be a Permitted Transfer.

     5. TERMINATION. This Agreement shall terminate on the earlier of (a) the consummation of a Permitted Transfer, provided all the Subject Shares are so Transferred, (b) the Indebtedness is paid in full or completely forgiven, or (c) at any time upon written notice by the Company to the Holder terminating this Agreement (such earlier date being referred to herein as the "Expiration Date"). The obligations imposed by this Agreement with respect to any of the Subject Shares transferred in a Permitted Transfer shall no longer apply to and with respect to such shares.

     6. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telecopy or by registered or certified mail (postage prepaid, return receipt requested) or by overnight courier to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6):

          if to the Company:

          Galaxy Nutritional Foods, Inc.
          2441 Viscount Row
          Orlando, FL 32809
          Attn:  Chief Executive Officer
          Fax:  (407) 854-0491

          if to the Holder:

          Morini Investments Limited Partnership
          5373 Isleworth Country Club Drive
          Windermere, FL 34786
          Attn:  Angelo S. Morini
          Fax:  (407) 876-2236

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

     7.   Amendments; No Waivers.
          ----------------------

          (a) Any provision of this Agreement may be amended or waived prior to the Expiration Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     8. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and with respect to the Holder, his respective heirs, legal representatives and permitted successors and assigns, provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto except that the Company may assign all or any of its rights to any affiliate thereof or to any person acquiring the Company by merger or consolidation. Notwithstanding the foregoing, in the event of a merger or consolidation, this Agreement shall terminate if the Subject Shares (or securities received or exchanged for such shares) constitute less than 5% of the outstanding voting securities of the issuer of such securities in connection with the merger or consolidation.

     9. NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements made by the Holder in this Stockholder Agreement shall promptly terminate upon the Expiration Date.

     10. COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

     11. GOVERNING LAW. The validity, interpretation, construction, performance, enforcement and remedies of or relating to this Agreement, and the rights and obligations of the parties hereunder, shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws, and any and every legal or other proceeding arising out of or in connection with this Agreement shall be brought in the appropriate courts of Orlando, in the State of Florida, each of the parties hereby consenting to the exclusive jurisdiction of said courts for this purpose.

     12. JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER FOR BREACH OF THIS AGREEMENT.

     13. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that, in addition to any remedy to which they are entitled at law or in equity, the

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

parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without the need to or prove special damages.

     14. ENTIRE AGREEMENT. This Agreement and the related irrevocable proxy constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous agreements and understandings with respect to the subject matter hereof. Each party acknowledges and agrees that no other party hereto makes any representations or warranties, whether express or implied, other than the express representations and warranties contained herein.

     15. SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered by their respective authorized officers, as of the day and year first above written.

                                        GALAXY NUTRITIONAL FOODS, INC.


                                        By:     /s/ David H. Lipka
                                           -------------------------------------
                                        Name:   David H. Lipka
                                             -----------------------------------
                                        Title:  Chairman of the Board
                                              ----------------------------------

                                        MORINI INVESTMENTS LIMITED PARTNERSHIP

                                        By: Morini Investments, LLC,
                                            its general partner


                                            By:     /s/ Angelo S. Morini
                                               ---------------------------------
                                            Name:  Angelo S. Morini
                                            Title:
                                                  ------------------------------

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

                                   SCHEDULE I

The Subject Shares are subject to the Pledge Agreement and to redemption rights in favor of the Company. Also, 1,000,000 shares of the Subject Shares are subject to a pledge agreement securing the obligations of the Company to South Trust Bank.

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

                                    EXHIBIT A

                                IRREVOCABLE PROXY

     The undersigned stockholder of Galaxy Nutritional Foods, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by law) appoints and constitutes David Lipka and, in the event he is not the Chairman of the Board of Directors of the Company at the time this Irrevocable Proxy is exercised, then the then-current Chairman of the Board of Directors of the Company, the attorney and proxy of the undersigned with full power of substitution and resubstitution, to vote and exercise all voting and related rights, to the extent set forth below, to the full extent of the undersigned's rights with respect to the shares of the Company's common stock (as described in the Stockholder Agreement, dated as of October 13, 2003 (the "Stockholder Agreement")) beneficially owned by the undersigned, which shares are listed on the final page of this Irrevocable Proxy, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof or which the undersigned may acquire after the date hereof (collectively, the "Shares"), until such time as the Stockholder Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies shall be given.

     This proxy is irrevocable (to the full extent permitted by law), shall be deemed to be coupled with an interest, and is granted in connection with the Stockholder Agreement and in consideration of the Company entering into the Amended and Restated Employment Agreement, dated as of October 13, 2003 (the "Employment Agreement"), between the Company and the Holder. This proxy shall terminate on the Expiration Date (as defined in the Stockholder Agreement).

     If, and to the extent that, the undersigned does not fully discharge its obligations under the Stockholder Agreement, the attorneys and proxies named above shall be empowered at any time prior to termination of the Stockholder Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting in the manner directed by the Board of Directors in which a "Hostile Takeover" (as defined in the Stockholder Agreement) is being considered or voted on. The undersigned may vote the Shares in its sole and absolute discretion on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives and permitted successors and assigns of the undersigned.

     If any term or other provision of this proxy is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this proxy shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this proxy so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

Dated: October 13, 2003

     Morini Investments Limited Partnership

     By:  Morini Investments, LLC


          By:  /s/ Angelo s. Morini
             ---------------------------------
             Angelo S. Morini, as _____________


Subject Shares: 2,914,286 shares of the Company's Common Stock

                                      A-2